SUB-ITEM 77Q1(a)
                                AMENDMENT NO. 4
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of October 15, 2004, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of May 15, 2002, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to rename each INVESCO Fund by replacing "INVESCO VIF-" with "AIM V.I." and further to change the name of INVESCO VIF - Core Equity Fund to AIM V.I. Core Stock Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A
                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

  PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
  ---------                                         -------------------------

  AIM V.I. Aggressive Growth Fund                   Series I shares
                                                    Series II shares

  AIM V.I. Balanced Fund                            Series I shares
                                                    Series II shares

  AIM V.I. Basic Value Fund                         Series I shares
                                                    Series II shares

  AIM V.I. Blue Chip Fund                           Series I shares
                                                    Series II shares

  AIM V.I. Capital Appreciation Fund                Series I shares
                                                    Series II shares

  AIM V.I. Capital Development Fund                 Series I shares
                                                    Series II shares

  AIM V.I. Core Equity Fund                         Series I shares
                                                    Series II shares

  AIM V.I. Core Stock Fund                          Series I shares
                                                    Series II shares

  AIM V.I. Dent Demographic Trends Fund             Series I shares
                                                    Series II shares
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  AIM V.I. Diversified Income Fund                  Series I shares
                                                    Series II shares

  AIM V.I. Dynamics Fund                            Series I shares
                                                    Series II shares

  AIM V.I Financial Services Fund                   Series I shares
                                                    Series II shares

  AIM V.I. Government Securities Fund               Series I shares
                                                    Series II shares

  AIM V.I. Growth Fund                              Series I shares
                                                    Series II shares

  AIM V.I Health Sciences Fund                      Series I shares
                                                    Series II shares

  AIM V.I. High Yield Fund                          Series I shares
                                                    Series II shares

  AIM V.I. International Growth Fund                Series I shares
                                                    Series II shares

  AIM V.I. Large Cap Growth Fund                    Series I shares
                                                    Series II shares

  AIM V.I. Leisure Fund                             Series I shares
                                                    Series II shares

  AIM V.I. Mid Cap Core Equity Fund                 Series I shares
                                                    Series II shares

  AIM V.I. Money Market Fund                        Series I shares
                                                    Series II shares

  AIM V.I. Premier Equity Fund                      Series I shares
                                                    Series II shares

  AIM V.I. Real Estate Fund                         Series I shares
                                                    Series II shares

  AIM V.I. Small Cap Equity Fund                    Series I shares
                                                    Series II shares

  AIM V.I. Small Company Growth Fund                Series I shares
                                                    Series II shares

  AIM V.I. Technology Fund                          Series I shares
                                                    Series II shares

  AIM V.I. Total Return Fund                        Series I shares
                                                    Series II shares

  AIM V.I. Utilities Fund                           Series I shares
                                                    Series II shares"
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
     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 30, 2004.



                                          By:    /s/ Robert H. Graham
                                                 -------------------------
                                          Name:  Robert H. Graham
                                          Title:     President

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